UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2019

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Director

On December 23, 2019, Rebecca J. Fischer was appointed by the Board of Directors (the “Board”) of Enzo Biochem, Inc. (the “Company”) as a Class I director, effective as of December 30, 2019. The Board has determined that Ms. Fischer meets the independence standards adopted by the Board in compliance with the New York Stock Exchange corporate governance listing standards and Item 407(a) of Regulation S-K. Ms. Fischer also has been appointed by the Board as chairperson of the Audit Committee, replacing Gregory M. Bortz, and a member of the Compensation and Nominating and Corporate Governance Committees.

Resignation of Director

On December 23, 2019, Gregory M. Bortz resigned from the Board as a Class I director, effective immediately prior to the commencement of Ms. Fischer’s term as director as of December 30, 2019. Mr. Bortz had served as a member of the Board’s Audit, Compensation and Nominating and Corporate Governance Committees, had been the chairman of the Board’s Audit Committee since November 2010 and had been the Board’s Lead Independent Director since 2017. Dov Perlysky has been appointed by the Board as the new Lead Independent Director. The decision of Mr. Bortz to resign from the Board and its committees did not involve any disagreement with the Company.

The Company issued a press release announcing the appointment of Ms. Fischer as a director of the Company and the resignation of Mr. Bortz as a director of the Company, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit No. Description

99.1       Press Release issued by Enzo Biochem, Inc. on December 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: December 31, 2019	By:	/s/ Barry W. Weiner
Barry W. Weiner
President